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                                  SECURITY AGREEMENT


    This SECURITY AGREEMENT is dated as of ___________, 1996 by and between QUIET POWER SYSTEMS, INC., a Delaware corporation (the "Debtor"), and DAYSTAR PARTNERS, L.P., a California limited partnership and ______________________________, a _______________________________ (collectively, the "Creditor").


                                  FACTUAL BACKGROUND

    Pursuant to a Note Purchase Agreement dated the date hereof, Debtor has delivered to Creditor Promissory Notes dated the date hereof in the aggregate principal amount of [$500,000] (the "Notes"). Debtor has agreed to grant to Creditor a security interest in the Collateral (as that term is hereinafter defined) to secure the performance of Debtor's obligations under the Notes.

    NOW, THEREFORE, the parties hereto agree as follows:

    1. GRANT OF SECURITY INTEREST. Debtor hereby grants to Creditor a security interest in the property described in Paragraph 2 (the "Collateral") to secure payment of the Notes and performance by Debtor of all of Debtor's present and future debts, covenants, liabilities, undertakings and obligations to Creditor, whether absolute or contingent (the "Indebtedness").

    2. COLLATERAL. The Collateral shall consist of all tangible and intangible property of Debtor (and all of Debtor's right, title and interest therein and thereto), whether now owned by Debtor or acquired by Debtor after the date hereof at any time, including, but not limited to, goods, inventories, machinery, equipment, fixtures, documents, patents, patent applications, customer lists, contract rights, instruments, books, records, files, licenses of patents and technology, general intangibles, goodwill, chattel paper, accounts receivable and accounts, including all cash and non-cash proceeds of all such property, the products and increase of all such property, and all additions to and replacements of all such property. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received by Debtor when Collateral is sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

    3. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Creditor that:

         (a) Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; the execution, delivery and performance of this Security Agreement have been duly authorized and are not in conflict with the terms of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound; and this Security

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Agreement is a valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms;

         (b) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in such Collateral, will be the owner thereof); Creditor has a valid and attached lien on all of the Collateral; and to the best of Debtor's knowledge and except as known to Creditor, no other persons, other than (i) persons making substantially similar bridge loans to Debtor ("Other Bridge Loan Lenders"), or (ii) persons having purchase money security interests, have (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral;

         (c) Each account receivable, promissory note or any other right to the payment of money which is included in the Collateral is, or at the time it comes into existence will be, genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor");

         (d) The amount represented from time to time by Debtor to Creditor as owing by all Account Debtors will be true, complete and correct in all material respects; and

         (e) All information, certificates and statements, including information relating to the Collateral, submitted by Debtor to Creditor from time to time, whether pursuant to this Security Agreement, the Agreement, or otherwise, will be true, complete and correct in all material respects.

    4. COVENANTS OF DEBTOR. Debtor hereby agrees that it will, until the Indebtedness is paid in full:

         (a) Do all acts that may be necessary to maintain, preserve and protect the Collateral;

         (b) Not use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, or any applicable law, statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (c) Pay timely when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral unless contested in good faith;

         (d) Notify Creditor within fifteen (15) days of any change in Debtor's name or place of business;

         (e) Procure, execute and deliver to Creditor from time to time any endorsements, assignments, financing statements, vehicle registration documents and other documents, agreements, and writings (including, without limitation, subordination agreements and


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intercreditor agreements) reasonably deemed necessary or appropriate by Creditor to perfect, establish, maintain and protect Creditor's security interest hereunder;

         (f) Appear in and defend any action or proceeding which affects its title to or Creditor's interest in the Collateral;

         (g) Keep separate, accurate and complete records of the Collateral and provide Creditor, and Creditor's attorney or agent, with copies of and upon ten days' notice access to such records as Creditor may reasonably request at any time and from time to time during Debtor's normal business hours (upon receipt of an appropriate, standard confidentiality agreement from Creditor);

         (h) Not surrender, sell, encumber, lease, rent or otherwise dispose of any Collateral or any right or interest therein except in the ordinary course of business, and keep the Collateral free of all levies and security interests or other liens or charges, except those arising in the ordinary course of business, those granted Other Bridge Loan Lenders, or approved in writing by Creditor, which approval shall not be unreasonably withheld;

         (i) Keep the Collateral in good condition and repair and not cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

         (j) At any time and from time to time during Debtor's normal business hours, upon demand and ten days' notice by Creditor, exhibit to and allow reasonable inspection by Creditor (or persons designated by Creditor) of the Collateral;

         (k) Comply with all laws, statutes, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

         (l) Insure the Collateral in form and amounts, with companies, and against risks and liabilities customary to Debtor's business;

         (m) Pay and perform to and for Creditor any and all debts, covenants, liabilities, understandings and obligations comprising the Indebtedness when due;

         (n) At the reasonable request of Creditor at any time and from time to time, mark Debtor's records and all evidence of the collateral to indicate clearly the Creditor's security interest therein;

         (o) At any time and from time to time upon reasonable request by Creditor, promptly give to Creditor any information relating to the Collateral which Creditor may reasonably request.

    5. WAIVER BY DEBTOR. To the maximum extent permitted by law, Debtor hereby waives (i) any right to require Creditor to pursue any particular remedy against Debtor or any other


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person; (ii) any right to the benefit of, or to direct the application of, any
Collateral until the Indebtedness shall have been paid and performed in full; and (iii) any right of subrogation to Creditor until the Indebtedness shall have been paid and performed in full.

    6. AUTHORIZED ACTION BY CREDITOR. Debtor hereby irrevocably appoints Creditor as its attorney-in-fact, upon the occurrence of a Default (as defined in Section 8) hereunder, (i) to do any act which Debtor is obligated by this Security Agreement to do, and (ii) to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to: (a) collect by legal proceedings or otherwise and endorse and receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; and (b) insure, process, protect and preserve the Collateral. Debtor agrees to reimburse Creditor upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, which Creditor may incur while acting as Debtor's attorney-in-fact hereunder.

    7. NOTIFICATION OF ACCOUNT DEBTORS; COLLECTION. Upon Default, Debtor shall, at Creditor's request, notify any Account Debtors of Creditor's security interest in any accounts receivable and direct payment thereof to Creditor. Creditor may (but shall not be obligated to), upon Default, so notify any Account Debtor and may receive any proceeds to which Creditor may be entitled under this Security Agreement. For such purposes, Debtor hereby (i) constitutes and appoints Creditor as Debtor's attorney-in-fact to demand, receive, sue for, and to give discharges and releases for any monies due or to become due on any account receivable; and (ii) with respect to any Collateral, assents to all extensions, postponement of the time of payment thereof, and any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable on any obligations, all in such manner and at such time or times as Creditor shall deem advisable. Until otherwise notified by Creditor, Debtor shall collect, enforce and receive delivery and payment of the Collateral.

    8.   DEFAULT AND REMEDIES.

         (a) Debtor shall be deemed in default ("Default") under this Security Agreement if:

              (i) Debtor shall fail to make payment due under any Note when due, or within any cure period therein specified, or

              (ii) Debtor shall fail to observe or perform any term or condition of this Security Agreement in any material respect or be in breach of any representation or warranty set forth herein in any material respect, and such failure or breach shall continue for a period of thirty (30) days following written notice thereof from Creditor to Debtor.

         (b) Upon the occurrence of any such Default, Creditor may, at its option, and in addition to all rights and remedies available to Creditor hereunder, under the Agreement or under the Delaware Commercial Code, do any one or more of the following:


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              (i)  foreclose or otherwise enforce Creditor's security interest in any manner permitted by law or provided for in this Security Agreement;

              (ii) recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred or paid by Creditor in exercising any right, power or remedy provided by this Security Agreement or by law;

              (iii) require Debtor to assemble the Collateral and make it available to Creditor at a place to be designated by Creditor;

              (iv) enter onto property where any Collateral is located and take and maintain possession thereof and remove the Collateral therefrom with or without judicial process;

              (v) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Creditor deems appropriate; and

              (vi) declare all or any of the Indebtedness to be immediately due and payable (and upon which declaration the Indebtedness shall be so due and payable).

    If a sufficient sum is not realized from the disposition of Collateral to pay the Indebtedness then outstanding, Debtor shall be liable for and agrees to pay any deficiency.

    9. CUMULATIVE RIGHTS. The rights, powers and remedies of Creditor under this Security Agreement shall be in addition to all rights, powers and remedies given to the Creditors by virtue of any statute or rule of law or the Agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Creditor's security interest in the Collateral. Nothing in this Security Agreement shall be deemed to preclude exercise by Debtor of the Sale Option in accordance with the Notes.

    10. BINDING UPON SUCCESSORS. All rights of Creditor under this Security Agreement shall inure to the benefit of the heirs, executors, administrators, successors and assigns of Creditor, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

    11. ENTIRE AGREEMENT; SEVERABILITY. This Security Agreement contains the entire agreement between Creditor and Debtor relating to the subject hereof, and supersedes any and all prior understandings or agreements relating to the subject matter hereof, except for the Purchase Agreement (as defined on the first page hereof). If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.



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    12.  NOTICE.  Any notice, consent or other communication provided for in this Security Agreement or by law shall be given in writing as provided in the Purchase Agreement, addressed as follows:

    If to Creditor:          DayStar Partners L.P.
                        10600 N. DeAnza Blvd., Suite 215
                        Cupertino, CA  95014
                        Attention: Larry Wells

         With a copy to:     Barry Reder, Esq.
                        Coblentz, Cahen, McCabe & Breyer, LLP
                        222 Kearny Street, 7th Floor
                        San Francisco, CA  94108

    and:                ______________________________
                        ______________________________
                        ______________________________
                        ______________________________

         With a copy to:______________________________
                        ______________________________
                        ______________________________
                        ______________________________

    If to Debtor:       Quiet Power Systems, Inc.
                        1675 Broadway, Suite 2600
                        New York, NY  10019
                        Attention: President

         With a copy to:Gary Moomjian, Esq.
                        Breslow & Walker
                        875 Third Avenue
                        New York, NY  10022

    Any party may change its address for notice by notice similarly given.

    13. NO WAIVER. No delay on the part of Creditor in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Debtor by Creditor, shall constitute a waiver thereof, limit or impair Creditor's right to take any action or to exercise any other power of sale, option or any other right or remedy hereunder, or prejudice Creditor's rights or remedies against Debtor in any respect. Creditor's acceptance of partial or delinquent payment or performance or the failure of Creditor to exercise any right shall



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not waive any obligation of Debtor or right of Creditor and shall not modify this Security Agreement or waive any other similar default.

    14. GOVERNING LAW; JURISDICTION; AMENDMENTS. Because Debtor is a Delaware corporation, this Security Agreement shall be governed by the laws of the State of Delaware in all respects, including matters of construction, validity and performance. Any litigation or arbitration between the parties which arises out of this Security Agreement shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. Each party hereto each specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. The parties hereto each waive any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, the Creditor may take such actions in a foreign jurisdiction which Creditor deems necessary and appropriate to enforce or collect any court judgment in any dispute arising out of this Security Agreement or to seek and obtain other relief as is necessary to enforce the terms hereof. Each party agrees that service upon such party in any such action or proceeding may be made as provided for the giving of notices hereunder. No term or provision of this Agreement may be altered, modified, limited or amended except by an agreement expressly referring hereto and to which the parties hereto consent in writing.

    15. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.

    IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed on the date first set forth above.


    DEBTOR:                  QUIET POWER SYSTEMS, INC.,
                             a Delaware corporation



                             By:__________________________________

                             Title: _______________________________


    CREDITOR:                DAYSTAR PARTNERS, L.P.,
                             a California limited partnership

                             By:  LARRY WELLS CO., INC., its
                                  General Partner




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                                  By: ______________________________
                                      Larry Wells, President


                             _____________________________________


                             By:__________________________________

                             Its:__________________________________


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